Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT AND LENDER JOINDER AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND LENDER JOINDER AGREEMENT (this “Amendment”) dated as of July 13, 2016 to the Credit Agreement referenced below is by and among AAC Holdings, Inc., a Nevada corporation (the “Borrower”), the Guarantors, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacities as Administrative Agent, Swingline Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a credit facility has been extended to the Borrower pursuant to the terms of that certain Credit Agreement dated as of March 9, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of June 16, 2015, that certain Second Amendment to Credit Agreement and Waiver dated as of October 2, 2015 and as further amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders, the Swingline Lender, the L/C Issuer and the Administrative Agent; and

WHEREAS, the Borrower has requested that certain financial institutions, including existing Lenders and new lenders joining the Credit Agreement (the “New Lenders”) make an additional advance under the Term Facility in the aggregate principal amount of $50,000,000;

WHEREAS, each Person providing a portion of such additional advance under the Term Facility subject to the terms and conditions set forth herein that is not an existing Lender agrees to become a Lender under the Credit Agreement in connection therewith;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, including an additional add back to Consolidated EBITDA with respect to litigation expenses; and

WHEREAS, the Lenders have agreed to provide such requested amendments subject to the terms and conditions herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

3. Amendments to Credit Agreement.

(a) The definitions of “Consolidated EBITDA”, “Federal Funds Rate”, “Revolving Commitment”, “Term Commitment” and “Term Facility” in Section 1.01 of the Credit Agreement are amended in their entirety to read as follows, respectively:

“Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP, (a) Consolidated Net Income for the most recently completed Measurement Period plus (b) the following to the extent deducted in calculating such Consolidated Net Income (without duplication): (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash charges and losses (excluding the write-down or write-off of current assets (including, without limitation, accounts receivable)), (v) non-cash compensation expense and other non-cash expenses or charges arising from the granting of restricted stock, common stock, stock options, stock appreciation rights or similar arrangements, (vi) non-cash goodwill impairments or similar write-downs of long-lived assets, (vii) unrealized non-cash losses with respect to financial derivatives; (viii) (A) cash restructuring, integration, merger and acquisition related costs and other cash charges and fees and expenses of consultants, accountants, and other advisors incurred in connection with Acquisitions, travel expenses and any amounts paid as net working capital adjustments, Earn Out Obligations or other similar deferred purchase payments and (B) Pro Forma Cost Savings, provided that (x) for any unconsummated Acquisitions attempted after the Closing Date, the amounts in clause (A) in an aggregate amount not to exceed $1,000,000 in any Measurement Period and (y) for any Permitted

Acquisitions consummated after the Closing Date, the amounts in clauses (A) and (B) in an aggregate amount not to exceed $6,000,000 in any Measurement Period; provided that the aggregate amount of the immediately foregoing clauses (x) and (y) shall not exceed $6,000,000 for any Measurement Period, (ix) De Novo Facility Expenses (A) incurred in the fiscal year ending December 31, 2014 in an aggregate amount not to exceed $100,000 and (B) incurred in the fiscal years ending December 31, 2015 and December 31, 2016 in an aggregate amount not to exceed $500,000 in each such fiscal year, (x) litigation costs and expenses paid by the Loan Parties after June 30, 2015 in connection with the litigation in California against ABTTC, Inc., Forterus Health Care Services, Inc. and Forterus Inc. and related parties as defendants in an aggregate amount not to exceed (A) for each period of four fiscal quarters ended or ending June 30, 2016 through March 31, 2017, $7,500,000, (B) for each period of four fiscal quarters ending June 30, 2017 through March 31, 2018, $5,000,000 and (C) for each period of four fiscal quarters ending June 30, 2018 and thereafter, $0; and (xi) other non-recurring or unusual costs, charges or expenses, including, without limitation, litigation settlement (other than costs, charges or expenses of the type described in clause (x) above), any restructuring charges or costs associated with exit or disposal activities, employee severance and termination benefits, costs to close Treatment Facilities, costs to relocate employees, executive recruiting or costs to terminate contracts, but specifically excluding costs of the type described in clause (ix) above, in an amount not to exceed $1,000,000 for any Measurement Period less (c) without duplication and to the extent reflected as a gain or otherwise included in the calculation of Consolidated Net Income for such period (i) non-cash gains (excluding any such non-cash gains to the extent there were cash gains with respect to such gains in past accounting periods) and (ii) unrealized non-cash gains with respect to financial derivatives.

Notwithstanding anything to the contrary in the foregoing, (a) for clauses (viii), (ix) and (xi), the aggregate amount of such expenses shall not exceed with respect to each Measurement Period in calendar year 2016 and each calendar year thereafter, 10% of Consolidated EBITDA in each such Measurement Period; (b) any cash payment made with respect to any noncash charges or losses added back in computing Consolidated EBITDA for any earlier period pursuant to clause (b) above shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made, (c) the aggregate amount of Pro Forma Cost Savings with respect to any Target for any Measurement Period shall not exceed 25% of the EBITDA of such Target (calculated without giving effect to such Pro Forma Cost Savings) for such period and (d) Pro Forma Cost Savings shall be specified in reasonable detail in the applicable Compliance Certificate or Permitted Acquisition Certificate, and Pro Forma Cost Savings shall be included in calculations relating to the applicable Measurement Period only to the extent (1) such items are not otherwise included in such income statement items for the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (2) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent.

Notwithstanding anything to the contrary in the foregoing, for the purposes of calculating the financial covenants for the fiscal quarter ending June 30, 2016, such calculations shall be made using the definition of Consolidated EBITDA as of the Third Amendment Effective Date.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Commitment of all of the Revolving Lenders on the Third Amendment Effective Date is $50,000,000.

“Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 1.01(b) under the caption “Term Commitment (on Third Amendment Effective Date)” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Term Commitment of all of the Term Lenders on the Closing Date was $75,000,000. The Term Commitment of all of the Term Lenders on the Third Amendment Effective Date is $50,000,000.

“Term Facility” means, at any time, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time. The aggregate principal amount of the Term Loans of all Term Lenders as of the Third Amendment Effective Date is $121,250,000.

(b) The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is amended by deleting the “or” after clause (d)(i) therein and adding the following language at the end of clause (d)(ii): “or (iii) become the subject of a Bail-In Action”.

(c) The definition of “MLPFS” in Section 1.01 of the Credit Agreement is amended by adding the following parenthetical at the end of such definition as follows:

(or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement)

(d) The following new definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Third Amendment” means that certain Third Amendment and Joinder to Credit Agreement dated as of July 13, 2016 by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means July 13, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(e) Section 2.01(a) of the Credit Agreement is amended in its entirety to read as follows:

(a) Term Borrowing. Term Lenders as of the Closing Date made a single advance to the Borrower on the Closing Date, in Dollars, in the aggregate amount of $75,000,000. Immediately prior to the Third Amendment Effective Date, the Outstanding Amount of the Term Loan was $71,250,000. Subject to the terms and conditions in the Third Amendment, an additional $50,000,000 has been advanced under the Term Facility. Each Term Lender providing a portion of such additional advance under the Term Facility on the Third Amendment Effective Date (as set forth on Schedule 1.01(b) after giving effect to the Third Amendment) has made (or will have made) a single advance to the Borrower, in Dollars, on the Third Amendment Effective Date in the applicable amount for such Term Lender as set forth on Schedule 1.01(b). After giving effect to the additional advance under the Term Facility on the Third Amendment Effective Date, the aggregate amount of the Term Facility on the Third Amendment Effect Date is $121,250,000. For purposes of clarity, the additional advance under the Term Facility does not constitute an Additional Term Loan established under Section 2.16. Any Term Loan repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(f) The amortization table in Section 2.07(a) of the Credit Agreement is amended in its entirety to read as follows:

Payment Dates	Principal Repayment Installments
September 30, 2016	$937,500
December 31, 2016	$1,562,500
March 31, 2017	$2,343,750
June 30, 2017	$2,343,750
September 30, 2017	$2,343,750
December 31, 2017	$2,343,750
March 31, 2018	$3,906,250
June 30, 2018	$3,906,250
September 30, 2018	$3,906,250
December 31, 2018	$3,906,250
March 31, 2019	$4,687,500
June 30, 2019	$4,687,500
September 30, 2019	$4,687,500
December 31, 2019	$4,687,500
Maturity Date	Outstanding Principal Balance of the Term Loan

(g) The last sentence of Section 2.15(a)(iv) of the Credit Agreement is amended in its entirety to read as follows:

Subject to Section 11.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(h) A new Section 2.16(c) is added to the end of Section 2.16 to read as follows:

(c) Prior to the date of any increase in the Revolving Commitments or establishment of an Additional Term Loan, the Administrative Agent shall have received (and promptly furnished to the Lenders) (i) a completed “life of loan” Federal Emergency Management Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and appropriate Loan Party relating thereto if required) and (ii) proof of flood insurance under the insurance policies required by Section 6.07; provided, that, notwithstanding anything to the contrary contained herein, if there are any Mortgaged Properties at the time of any increase or establishment of any Additional Term Loan, the Administrative Agent shall have received (and promptly furnished to the Lenders) notice from the Borrower of such increase at least thirty (30) days prior to the date of such increase or establishment of such Additional Term Loan;

(i) A new Section 5.24 is added to the end of Article V of the Credit Agreement to read as follows:

5.24 No EEA Financial Institution. No Loan Party is an EEA Financial Institution.

(j) A new Section 11.21 is added to the end of Article XI of the Credit Agreement to read as follows:

11.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(A) a reduction in full or in part or cancellation of any such liability;

(B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(C) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(k) Schedule 1.01(b) of the Credit Agreement is amended its entirety to read as set forth on Schedule 1.01(b) attached hereto.

4. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent (the “Third Amendment Effective Date”):

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent, the Lenders and each of the New Lenders.

(b) Receipt by the Administrative Agent of Term Notes dated as of the Third Amendment Effective Date executed by a Responsible Officer of the Borrower in favor of each New Lender requesting a Term Note from the Borrower.

(c) Receipt by the Administrative Agent of a certificate, duly executed by a Responsible Officer of the Borrower, certifying that (i) before and after giving effect to the additional advance under the Term Facility on the Third Amendment Effective Date, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default or Event of Default exists and (ii) after giving effect to the additional advance under the Term Facility on the Third Amendment Effective Date on a Pro Forma Basis, the Loan Parties are in compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the most recent fiscal quarter for which the Borrower was required to deliver financial statements pursuant to Sections 6.01(a) or (b) of the Credit Agreement (as demonstrated by reasonably detailed calculations in an annex to such certificate).

(d) Receipt by the Administrative Agent and the Lenders of (i) a completed “life of loan” Federal Emergency Standard Flood Hazard Determination with respect to each Mortgage Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and appropriate Loan Party relating thereto if required) and (ii) proof of flood insurance under the insurance policies required by Section 6.07 of the Credit Agreement.

(e) Receipt by the Administrative Agent of a certificate of each Loan Party, duly executed by a Responsible Officer of each such Loan Party, dated the date hereof, (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the additional advance under the Term Facility and (ii) certifying and attaching copies of the Organization Documents of such Loan Party, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, as to any such Organization Documents that have not been amended, modified or terminated since the Closing Date or when such Loan Party was joined to the Credit Agreement, certifying that such Organization Documents have not been amended, modified or terminated since the Closing Date or when such Loan Party was joined to the Credit Agreement and remain in full force and effect, and true and complete, in the form delivered to the Administrative Agent on the Closing Date or when such Loan Party was joined to the Credit Agreement).

(f) Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender (including New Lenders), and dated as of the Third Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

(g) Receipt by the Administrative of a Loan Notice with respect to additional advance under the Term Facility on the Third Amendment Effective Date.

(h) Receipt by MLPFS (or any of its designated Affiliates) and the Lenders (including the New Lenders) of any fees required to be paid on or before the Third Amendment Effective Date in connection with this Amendment and the additional advance under the Term Facility on the Third Amendment Effective Date. Notwithstanding the foregoing, for the avoidance of doubt, the New Lenders will not receive any amendment fee paid by the Loan Parties for any approving Lenders of this Amendment.

5. Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each Loan Party hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the L/C Issuer that, after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (ii) for representations and warranties that may have become untrue or inaccurate solely because of changes permitted by the terms of the Credit Agreement and (b) no Default or Event of Default exists.

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. New Lender Joinder. Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. Each of the Administrative Agent, the Borrower and the Guarantors agrees that, as of the date hereof, each New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents. The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.

10. Assignments and Reallocations. The Lenders (including the New Lenders), the Administrative Agent and the Loan Parties hereby acknowledge and agree that (x) the Revolving Commitments, the Term Loans and the Applicable Percentages of Term Loans of each Lender as set forth on Schedule 1.01(b) to the Credit Agreement (as amended hereby) are the Revolving Commitments, the Term Loans and the Applicable Percentages of Term Loans of each such Lender, respectively, as of the Third Amendment Effective Date, and neither any Assignment and Assumption nor any other action of any Person is required to give effect to such Revolving Commitments, Term Loans and Applicable Percentages of Term Loans, (y) the Borrower shall make such prepayments of outstanding Loans to the extent necessary to give effect to the Revolving Commitments, the Term Loans and the Applicable Percentages of Term Loans as set forth on Schedule 1.01(b) to the Credit Agreement (as amended hereby) and (z) notwithstanding the terms of Section 3.05 of the Credit Agreement, each Lender hereby waives any amounts that would otherwise be or become due and owing to it under Section 3.05 of the Credit Agreement as a result of any such prepayment of Eurodollar Rate Loans on the Third Amendment Effective Date.

11. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

12. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or form of electronic attachment (e.g., “.pdf”) shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

13. Fees and Expenses. The Loan Parties agree to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

14. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AAC HOLDINGS, INC., a Nevada corporation

	By:	/s/ Kirk R. Manz
	Name:	Kirk R. Manz
	Title:	Chief Financial Officer

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	AMERICAN ADDICTION CENTERS, INC.,
a Nevada corporation

FORTERUS HEALTH CARE SERVICES, INC.,
a Delaware corporation

SAN DIEGO ADDICTION TREATMENT CENTER, INC.,
a Delaware corporation

B&B HOLDINGS INTL LLC,
a Florida limited liability company

GREENHOUSE TREATMENT CENTER, LLC,
a Texas limited liability company

CONCORDE TREATMENT CENTER, LLC,
a Nevada limited liability company

RECOVERY FIRST OF FLORIDA, LLC,
a Delaware limited liability company

RI – CLINICAL SERVICES, LLC,
a Delaware limited liability company

NEW JERSEY ADDICTION TREATMENT CENTER, LLC,
a Delaware limited liability company

BEHAVIORAL HEALTHCARE REALTY, LLC,
a Delaware limited liability company

CONCORDE REAL ESTATE, LLC,
a Nevada limited liability company

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

GREENHOUSE REAL ESTATE, LLC,
a Texas limited liability company

BHR ALISO VIEJO REAL ESTATE, LLC, a Delaware limited liability company

BHR RINGWOOD REAL ESTATE, LLC, a Delaware limited liability company

BHR OXFORD REAL ESTATE, LLC, a Delaware limited liability company

OXFORD TREATMENT CENTER, LLC, a Delaware limited liability company

SOBER MEDIA GROUP, LLC, a Delaware limited liability company

RIVER OAKS TREATMENT CENTER, LLC, a Delaware limited liability company

LAGUNA TREATMENT HOSPITAL, LLC, a Delaware limited liability company

SOLUTIONS TREATMENT CENTER, LLC, a Delaware limited liability company

TOWNSEND TREATMENT CENTER, LLC, a Delaware limited liability company

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

FITRX, LLC,
a Tennessee limited liability company

AAC LAS VEGAS OUTPATIENT CENTER, LLC, a Delaware limited liability company

AAC DALLAS OUTPATIENT CENTER, LLC, a Delaware limited liability company

ADDICTION LABS OF AMERICA, LLC, a Delaware limited liability company

By:	American Addiction Centers, Inc.,
its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

SINGER ISLAND RECOVERY CENTER LLC, a Florida limited liability company

By:	B&B HOLDINGS INTL LLC,
its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

THE ACADEMY REAL ESTATE, LLC, a Delaware limited liability company

By:	Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

CLINICAL REVENUE MANAGEMENT SERVICES, LLC, a Tennessee limited liability company

By:	American Addiction Centers, Inc.,
its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

TAJ MEDIA LLC, a California limited liability company

REFERRAL SOLUTIONS GROUP, LLC, a California limited
liability company

By:	Sober Media Group, LLC, its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Chief Financial Officer

RECOVERY BRANDS, LLC, a California limited liability company

By:	Referral Solutions Group, LLC, its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Treasurer

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

SUBSTANCE.COM, LLC, a New York limited liability company

By:	Referral Solutions Group, LLC, its sole member

By:	/s/ Kirk R. Manz
Name:	Kirk R. Manz
Title:	Treasurer

SAN DIEGO PROFESSIONAL GROUP, P.C., a California professional corporation

PALM BEACH PROFESSIONAL GROUP, PROFESSIONAL
CORPORATION, a Florida professional corporation

LAS VEGAS PROFESSIONAL GROUP – CALARCO, P.C., a
Nevada professional corporation

BRENTWOOD PROFESSIONAL GROUP, P.C., a Tennessee professional corporation

GRAND PRAIRIE PROFESSIONAL GROUP, P.A., a Texas professional association

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

OXFORD PROFESSIONAL GROUP, P.C., a Mississippi professional corporation

By:	/s/ Mark A. Calarco
Name:	Mark A. Calarco
Title:	Secretary

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Erik M. Truette
Name:	Erik M. Truette
Title:	Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

NEW LENDERS:	Whitney Bank,
as a Lender

	By:	/s/ Dwight Seeley
	Name:	Dwight Seeley
	Title:	SVP, Director Healthcare Banking

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

NEW LENDERS:	Capital Bank Corporation,
as a Lender

	By:	/s/ Rebecca L. Hetzer
	Name:	Rebecca L. Hetzer
	Title:	Senior Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

NEW LENDERS:	Franklin Synergy Bank,
as a Lender

	By:	/s/ Timothy B. Fouts
	Name:	Timothy B. Fouts
	Title:	Executive Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ H. Hope Walker
	Name:	H. Hope Walker
	Title:	V.P.

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Jared Cohen
Name:	Jared Cohen
Title:	Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Joshua Hovermale
Name:	Joshua Hovermale
Title:	Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:	/s/ Leslie Tieszen
Name:	Leslie Tieszen
Title:	Senior Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

RELIANT BANK,
as a Lender

By:	/s/ Stephen R. Fawehinmi
Name:	Stephen R. Fawehinmi
Title:	Vice President

AAC HOLDINGS, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

Schedule 1.01(b)

Commitments and Applicable Percentages

Lenders	Revolving Commitments (on Closing Date)	Applicable Percentage of Revolving Commitments (on Closing Date)	Revolving Commitments (on Third Amendment Effective Date)	Applicable Percentage of Revolving Commitments (on Third Amendment Effective Date)	Term Commitments (on Closing Date)	Applicable Percentage of Term Commitments (on Closing Date)	Outstanding Principal Amount of Term Loans (immediately prior to Third Amendment Effective Date)	Term Loans (on Third Amendment Effective Date)	Applicable Percentage of Term Loans (on Third Amendment Effective Date)
Bank of America, N.A.	$11,000,000.00	22.000000000%	$8,759,124.09	17.518248175%	$16,500,000.00	22.000000000%	$15,675,000.00	$21,240,875.91	17.518248175%
SunTrust Bank	$11,000,000.00	22.000000000%	$8,759,124.09	17.518248175%	$16,500,000.00	22.000000000%	$15,675,000.00	$21,240,875.91	17.518248175%
BMO Harris Bank N.A.	$8,000,000.00	16.000000000%	$7,299,270.07	14.598540146%	$12,000,000.00	16.000000000%	$11,400,000.00	$17,700,729.93	14.598540146%
Raymond James Bank, N.A.	$8,000,000.00	16.000000000%	$6,569,343.07	13.138686131%	$12,000,000.00	16.000000000%	$11,400,000.00	$15,930,656.93	13.138686131%
Texas Capital Bank, N.A.	$5,000,000.00	10.000000000%	$5,109,489.05	10.218978102%	$7,500,000.00	10.000000000%	$7,125,000.00	$12,390,510.95	10.218978102%

Western Alliance Bank	$4,000,000.00	8.000000000%	$0	0.000000000%	$6,000,000.00	8.000000000%	$5,700,000.00	$0	0.000000000%
Reliant Bank	$3,000,000.00	6.000000000%	$2,700,729.93	5.401459854%	$4,500,000.00	6.000000000%	$4,275,000.00	$6,549,270.07	5.401459854%
Whitney Bank (Hancock Bank)	$0	0.000000000%	$5,839,416.06	11.678832117%	$0	0.000000000%	$0	$14,160,583.94	11.678832117%
Capital Bank Corporation	$0	0.000000000%	$2,919,708.03	5.839416058%	$0	0.000000000%	$0	$7,080,291.97	5.839416058%
Franklin Synergy Bank	$0	0.000000000%	$2,043,795.62	4.087591241%	$0	0.000000000%	$0	$4,956,204.38	4.087591241%

Total:	$50,000,000.00	100.000000000%	$50,000,000.00	100.000000000%	$75,000,000.00	100.000000000%	$71,250,000.00	$121,250,000.00	100.000000000%